August 3, 2018 Post Holdings, Inc. Announces  Formation of  8th Avenue Food & Provisions

Cautionary Statement Regarding Forward‐Looking  Statements Certain matters discussed in this presentation are forward‐looking statements  • significant volatility in the costs or availability of certain raw materials,  within the meaning of the Private Securities Litigation Reform Act of 1995. These  commodities or packaging used to manufacture Post’s products, higher energy  forward‐looking statements are made based on known events and circumstances at  costs or higher transportation costs; the time of release, and as such, are subject to uncertainty and changes in  • Post’s ability to successfully implement business strategies to reduce costs; circumstances.  • allegations that Post’s products cause injury or illness, product recalls and  These forward‐looking statements include, among others, statements regarding  product liability claims and other litigation; Post Holdings, Inc.’s (“Post,” “Post Holdings,” the “Company,” “we,” “us” or “our”)  fiscal year 2018 Adjusted EBITDA guidance, the expected benefits of the transaction  • legal and regulatory factors, including advertising and labeling laws, changes in  with THL Equity Fund VIII Investors (PB), LLC, an affiliate of Thomas H. Lee Partners,  food safety and laws and regulations governing animal feeding and housing  L.P. (“THL”), Bob Evans Farms, Inc.’s (“Bob Evans”) expected Adjusted EBITDA on an  operations; annual basis, expected sources of financing, Post’s pro forma net leverage,  • the ability and timing to close the proposed transaction with THL to capitalize  expectations about future business plans, prospective performance and  Post’s private brands business, including obtaining the required regulatory  opportunities, regulatory approvals and the expected timing of completion of the  approvals and the satisfaction of other closing conditions in the transaction  transaction with THL. These forward‐looking statements are sometimes identified  agreement; from the use of forward‐looking words such as “believe,” “should,” “could,”  • Post’s ability to obtain a bridge loan and amend its credit agreement, and Post’s  “potential,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,”  private brands business’ ability to obtain permanent financing, in conjunction  “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may,” “would” or the negative  with the proposed transaction with THL;  of these terms or similar expressions, and include all statements regarding future  performance, earnings projections, events or developments. There are a number of  • the potential for disruption to Post and Post’s private brands business from  risks and uncertainties that could cause actual results to differ materially from the  ongoing business operations in order to complete the proposed transaction  forward‐looking statements made herein. with THL and the potential loss of key employees as a result of the transaction; THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE  • the loss or bankruptcy of a significant customer;  FOLLOWING: • consolidations in the retail grocery and foodservice industries; • Post’s high leverage, Post’s ability to obtain additional financing (including both  • Post’s ability to promptly and effectively integrate the Bob Evans business,  secured and unsecured debt) and Post’s ability to service its outstanding debt  including the risk of experiencing disruptions from ongoing business operations  (including covenants that restrict the operation of its business); which may make it more difficult than expected to maintain relationships with  • Post’s ability to continue to compete in its product categories and Post’s ability  employees, business partners or governmental entities, and Post’s ability to  to retain its market position; obtain expected cost savings and synergies of the acquisition within the  expected timeframe; • Post’s ability to anticipate and respond to changes in consumer preferences and  trends and introduce new products; • losses incurred in the appraisal proceedings brought in connection with Post’s  acquisition of Bob Evans by former Bob Evans stockholders who demanded  • Post’s ability to identify, complete and integrate acquisitions and manage its  appraisal of their shares; growth; POST HOLDINGS 2

Cautionary Statement Regarding Forward‐Looking  Statements (Cont’d) (CONTINUED FROM PRIOR PAGE): • costs, business disruptions and reputational damage associated with  • costs associated with Bob Evans’s sale and separation of its restaurant business  information technology failures, cybersecurity incidents or information security  on April 28, 2017 (the “Bob Evans Restaurants Transaction”), which occurred  breaches; prior to Post’s acquisition of Bob Evans, including costs that may arise under  • Post’s ability to protect its intellectual property and other assets; Bob Evans’s capacity as guarantor of payment and performance conditions for  • significant differences in Post’s actual operating results from its guidance  certain leases, as well as costs associated with a transition services agreement  regarding its future performance; established as part of the Bob Evans Restaurants Transaction; • Post’s ability to satisfy the requirements of Section 404 of the Sarbanes‐Oxley  • Post’s ability to promptly and effectively integrate the Weetabix business and  Act of 2002, including with respect to acquired businesses; and obtain expected cost savings and synergies of the acquisition within the  expected timeframe; • other risks and uncertainties described in Post’s filings with the Securities and  Exchange Commission (“SEC”).  • the ability of Post’s and Post’s customers’ private brand products to compete  with nationally branded products; We caution readers not to rely on any forward‐looking statements. These forward‐ looking statements represent Post’s judgment as of the date of this presentation,  • disruptions or inefficiencies in the supply chain, which may result from Post’s  and Post undertakes no obligation to update or revise them unless otherwise  reliance on third party manufacturers for certain of its products; required by law.  • the ultimate impact litigation may have on Post; • Post’s ability to successfully operate its international operations in compliance  This presentation does not constitute an offer to sell or the solicitation of an offer  with applicable laws and regulations; to buy any security and shall not constitute an offer, solicitation or sale in any  • changes in economic conditions, disruptions in the U.S. and global capital and  jurisdiction in which such offering, solicitation or sale would be unlawful. credit markets and fluctuations in foreign currency exchange rates;  • the impact of the United Kingdom’s exit from the European Union (commonly  known as “Brexit”) on Post and its operations; • impairment in the carrying value of goodwill or other intangibles; • changes in estimates in critical accounting judgments and changes to or new  laws and regulations affecting Post’s business, including U.S. tax reform; • changes in weather conditions, natural disasters, agricultural diseases and pests  or other events beyond Post’s control; • loss of key employees, labor strikes, work stoppages or unionization efforts; • losses or increased funding and expenses related to Post’s qualified pension or  other postretirement plans; POST HOLDINGS 3

Additional Information Non‐GAAP Financial Measures In this presentation, Post provides its fiscal year 2018 Adjusted EBITDA guidance  While Post reports financial results in accordance with accounting principles  and discloses Bob Evans’ expected Adjusted EBITDA on an annual basis only on a  generally accepted in the U.S., this presentation includes the non‐GAAP measure  non‐GAAP basis and does not provide a reconciliation of Post’s or Bob Evans’  Adjusted EBITDA for Post and Bob Evans on a forecast basis and for 8th Avenue  forward‐looking Adjusted EBITDA non‐GAAP measures to the most directly  Food & Provisions (“8th Avenue”) on a historical basis, neither of which is in  comparable GAAP measures due to the inherent difficulty in forecasting and  accordance with or a substitute for a GAAP measure. Adjusted EBITDA is a non‐ quantifying certain amounts that are necessary for such reconciliation, including  GAAP measure which represents earnings before interest, income taxes,  adjustments that could be made for non‐cash mark‐to‐market adjustments and  depreciation, amortization and other adjustments, as detailed later in this  cash settlements on interest rate swaps, provision for legal settlement, transaction  presentation in the Appendix. For a reconciliation of the Adjusted EBITDA measure  and integration costs, restructuring and plant closure costs, assets held for sale,  for 8th Avenue in this presentation to the most directly comparable GAAP measure,  mark‐to‐market adjustments on commodity and foreign exchange hedges and other  see the Appendix. charges reflected in the Company’s reconciliation of historical numbers, the  amounts of which, based on historical experience, could be significant. Management uses certain non‐GAAP measures, including Adjusted EBITDA, as key  metrics in the evaluation of underlying company and segment performance, in  making financial, operating and planning decisions, and, in part, in the  determination of cash bonuses for its executive officers and employees.  Management believes the use of non‐GAAP measures, including Adjusted EBITDA,  provides increased transparency and assists investors in understanding the  underlying operating performance of the Company and its segments and in the  analysis of ongoing operating trends. Post considers Adjusted EBITDA an important supplemental measure of  performance and ability to service debt. Adjusted EBITDA is often used to assess  performance because it allows comparison of operating performance on a  consistent basis across periods by removing the effects of various items. Adjusted  EBITDA has various limitations as an analytical tool, and you should not consider it  in isolation or as a substitute for analysis of results as reported under GAAP. POST HOLDINGS 4

Additional Information (Cont’d) Prospective Financial Information The prospective financial information provided in this presentation regarding Post’s  Post’s fiscal year 2018 Adjusted EBITDA guidance and Bob Evans’ expected Adjusted  future performance, including Post’s fiscal year 2018 Adjusted EBITDA guidance,  EBITDA on an annual basis are not prepared with a view toward compliance with  Bob Evans’ expected Adjusted EBITDA on an annual basis, and specific dollar  published guidelines of the American Institute of Certified Public Accountants, and  amounts and other plans, expectations, estimates and similar statements,  neither Post’s independent registered public accounting firm nor any other  represents Post management’s estimates as of August 2, 2018 only and are  independent expert or outside party compiles or examines these estimates and,  qualified by, and subject to, the assumptions and the other information set forth on  accordingly, no such person expresses any opinion or any other form of assurance  the slides captioned “Cautionary Statement Regarding Forward‐Looking  with respect thereto.  Statements.”  Any failure to successfully implement Post’s operating strategy or the occurrence of  Post’s fiscal year 2018 Adjusted EBITDA guidance, Bob Evans’ expected Adjusted  any of the events or circumstances set forth under “Cautionary Statement  EBITDA on an annual basis, and the dollar amounts and other plans, expectations,  Regarding Forward‐Looking Statements” could result in the actual operating results  estimates and similar statements contained in this presentation are based upon a  being different than the estimates set forth herein, and such differences may be  number of assumptions and estimates that, while presented with numerical  adverse and material. specificity, are inherently subject to business, economic and competitive  uncertainties and contingencies, many of which are beyond Post’s control, are  based upon specific assumptions with respect to future business decisions, some of  which will change, and are necessarily speculative in nature. It can be expected that  some or all of the assumptions of the estimates furnished by Post will not  materialize or will vary significantly from actual results. Accordingly, the  information set forth herein is only an estimate of what management believes is  realizable as of August 2, 2018, and actual results will vary from the estimates set  forth herein. Investors should also recognize that the reliability of any forecasted  financial data diminishes the farther in the future that the data is forecast. In light  of the foregoing, investors are urged to put Post’s fiscal year 2018 Adjusted EBITDA  guidance, Bob Evans’ expected Adjusted EBITDA on an annual basis, and other  prospective financial information in context and not to rely on them.  POST HOLDINGS 5

Transaction Overview • Post and Thomas H. Lee Partners (“THL”) are together capitalizing 8th Avenue Food & Provisions (“8th Avenue”)  for the purpose of driving consolidation in the private brands category ̶ 8th Avenue consists of Post’s nut butter, healthy snacks (granola and dried fruit and nut) and pasta business • Transaction structure enables Post to monetize its investment in private brands, retain meaningful ownership  and preserve the ability to pursue a tax‐efficient separation of its remaining position in 8th Avenue ̶ Post will receive $875mm in total proceeds, fully monetizing its net investment in its private brands business,  and will retain 60.5% of the common equity in 8th Avenue; final proceeds are anticipated to be funded by  $250 million from THL and 8th Avenue’s assumption of $625 million of debt ̶ THL will receive 8th Avenue preferred stock with an 11% PIK‐equivalent, cumulative, quarterly compounding  dividend1 and will receive 39.5% of the common equity in 8th Avenue ̶ 8th Avenue and its subsidiaries will become unrestricted subsidiaries of Post, and 8th Avenue debt will be  non‐recourse to Post ̶ Post will use its net cash proceeds to pay down a portion of its existing term loan, resulting in a pro forma  net leverage ratio of 5.5x • Jim Dwyer, current President and CEO of 8th Avenue, will continue to lead 8th Avenue as it enters the next phase  of growth • Post will appoint five directors to 8th Avenue’s Board of Directors, and THL will appoint one director • Expected to close in October 2018, subject to regulatory approval and certain other closing conditions 1 Dividends payable in cash only upon liquidation (including certain change in control transactions) or redemption.   POST HOLDINGS 6

Strategic Rationale for Post  Significant value creation opportunity by driving private brand consolidation ̶ Allows direct access to capital ̶ Focuses management on singular objective ̶ Post retains meaningful upside and preserves tax efficiency  Receive significant cash proceeds upfront, enabling Post to monetize investments made in acquiring the  assets ̶ Attractive valuation for Post’s private brands portfolio ̶ Expected total cash proceeds of $875mm, in excess of Post’s net investment ̶ Pro forma net leverage of 5.5x  Retain upside in private brand platform with mandate to consolidate industry landscape ̶ Post retains 60.5% ownership of common equity in 8th Avenue ̶ Potential upside driven by realization of synergies through integration of existing private brands  businesses and bolt‐on / transformative acquisition opportunities ̶ Private brands account for 16.4% of grocery sales and is growing1; category remains highly  fragmented at the supplier level  Preserve optionality for tax‐efficient separation of 8th Avenue  Allows Post to focus on branded and foodservice portfolio while pursuing organic and inorganic growth ¹ In 2017 per Food Marketing Institute, Daymon, and IRI. POST HOLDINGS 7

Strategic Rationale for 8th Avenue  Enhanced singular focus on attractive and on‐trend private brands businesses with leadership positions in stable and  growing categories ̶ Largest private brand manufacturer of nut butter products in the US1 ̶ Leading provider of private brand granola products in the US1 ̶ Market‐leading position in the dry pasta category in the US1  Meaningful value creation opportunity through integration of three separate businesses, various operational improvements  and experienced management team ̶ Management team has deep, long tenured experience in private brands management at the manufacturing, sales and  retail levels ̶ Integration process already underway with significant progress to date ̶ Investment in operational improvements expected to drive growth and profitability   Leverage strong and diversified customer relationships to pursue organic growth opportunities  ̶ Deep, long‐tenured relationships with largest retail, foodservice and food ingredient customers in the US ̶ Top customers well diversified across various channels  Create a powerful M&A platform to drive consolidation in fragmented categories ̶ Scale and ability to pursue potential private brand acquisition opportunities ̶ Plan to seek both bolt‐on and transformative acquisitions  Bolstered by leading private equity partner to execute growth strategy ̶ THL is a premier private equity firm investing in middle market growth companies in four core sectors: Business &  Financial Services, Consumer & Retail, Healthcare and Media, Information Services & Technology ̶ Relevant precedent investments include Michael Foods and Give & Go  ¹ Management estimates. POST HOLDINGS 8

Forecasted Impact on Post's Net Leverage

($ in mm)	Post	8th Avenue	Shared Services	Forecasted Post Net of 8th Avenue
Adjusted EBITDA	$ 1,261[1]	($111) [2]	$ 7 [3]	$ 1,157
Debt	7,558 [4,5]	(875)	-	6,683
Cash	346 [4]	-	-	346
Net Debt	**7,212** [4]	**(875)**		**6,337**
Net Debt / Adjusted EBITDA	**5.7 x**			**5.5 x**

[1] For illustrative purposes, assumes mid-point of estimated Post FY18 Adjusted EBITDA range, inclusive of Bob Evans, as announced on August 2, 2018 of $1,230mm and 3.5 months of the $107mm previously-announced anticipated Adjusted EBITDA contribution from Bob Evans of $31mm. Please refer to "Additional Information - Prospective Financial Information" and "Additional Information - Non-GAAP Financial Measures".
[2] Twelve months ended June 30, 2018 excluding anticipated cost synergies resulting from the integration of the existing private brands businesses. Please see the Appendix for a reconciliation to the nearest GAAP figure, net earnings, which was $77.1mm for the same period.
[3] Estimated certain master services fees and advisory fees expected to be paid to Post and THL from 8th Avenue following the consummation of the transaction.
[4] As of June 30, 2018.
[5] Includes $254mm payable, under certain circumstances, to former holders of shares of Bob Evans common stock who have demanded appraisal of their shares under Delaware law and have not withdrawn their demands.

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APPENDIX

Pro Forma Post Holdings Business Overview

POST CONSUMER BRANDS	WEETABIX	MICHAEL FOODS	POST REFRIGERATED RETAIL	ACTIVE NUTRITION	8TH AVENUE FOOD & PROVISIONS
		Refrigerated Food			
Ready-to-eat ("RTE") cereal primarily in North America	RTE cereal primarily in the United Kingdom	Foodservice and Retail, inclusive of side dishes, egg, cheese and sausage		Protein shakes, bars and powders	Nut butter, healthy snacks and pasta
Post Consumer Brands; Post; Malt O Meal	Weetabix; Alpen	Michael Foods; BEF foods; Papetti's; Simply Potatoes Food Service	Bob Evans Farms; All Whites; Better'n Eggs; Crystal Farms; Simply Potatoes	Premier Protein; Dymatize; PowerBar; Active Nutrition International	Golden Boy; American Blanching Company; Dakota Growers Pasta Co.; attunefoods

% of Total EBITDA[1]	39%	10%	38%	13%

Creates branded, high margin food platform with ~50% of profits from stable, free cash flow generative categories and ~50% from high-growth, on-trend categories

[1] Based on total Adjusted EBITDA for the nine months ended June 30, 2018, excluding Corporate / Other costs and 8th Avenue.

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Overview of 8th Avenue

Business Overview

- Leading North American private brands provider and manufacturer of nut butter, healthy snacks and pasta
- Operates in two categories and three product groups
  - **Nut Butter & Healthy Snacks**
    - **Nut Butter:** Organic and conventional private brand peanut and tree nut butters
    - **Healthy Snacks:** Organic and non-GMO granola, private brand trail mixes, dried fruits and nuts, and baking nuts
  - **Pasta:** Dry pasta
- Products sold through three primary channels
  - **Consumer facing:** retail grocery, mass merchandise, discount, and other retail formats, including e-commerce
  - **Ingredient/Co-Manufacturing:** external manufacturing and ingredient supply for branded consumer packaged goods (CPG) manufacturers
  - **Foodservice:** distributors, group purchasing organizations (GPOs), and chain restaurants
- Well-invested manufacturing facilities and distribution network to support future growth

Key Statistics

($ in mm)	Fiscal Year 2016	Fiscal Year 2017	LTM Ended June 30, 2018
Net Sales	$811.1	$791.2	$833.4
Net Earnings	$52.0	$43.4	$77.1
Adjusted EBITDA[1]	$110.4	$99.5	$103.1

Fiscal Year 2017 Net Sales

By Product



Granola & Snacks 14%
Organic Peanut & Tree Nut Butter 11%
Fruit & Nut 15%
Peanut Butter 29%
Dry Pasta 31%
Nut Butter & Healthy Snacks 69%
Pasta 31%

By Channel



Co-Manufacturing 5%
Other 6%
Export 5%
Foodservice 8%
Retail 61%
Ingredient 15%

[1] Calculated on a pro forma basis to give effect to certain master services fees and advisory fees expected to be paid to Post and THL from 8th Avenue following the consummation of the transaction and excludes anticipated cost synergies resulting from the integration of the existing private brands businesses. Please see the Appendix for a reconciliation to the nearest GAAP figure.

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Explanation and Reconciliation of 8th Avenue Non‐ GAAP Measure Post uses Adjusted EBITDA, a non‐GAAP measure, in this presentation to supplement its  financial measures prepared in accordance with U.S. generally accepted accounting  principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it  excludes certain items as listed below, and may not be comparable to similarly‐titled  measures of other companies.  Post believes that Adjusted EBITDA is useful to investors in evaluating 8th Avenue’s  operating performance and liquidity because (i) Post believes it is widely used to  measure a company’s operating performance without regard to items such as  depreciation and amortization, which can vary depending upon accounting methods and  the book value of assets, (ii) it presents a measure of corporate performance exclusive  of a company’s capital structure and the method by which the assets were acquired, and  (iii) it is a financial indicator of a company’s ability to service its debt. Management uses  Adjusted EBITDA to provide forward‐looking guidance and to forecast future results.  Adjusted EBITDA reflects adjustments for income tax expense (benefit), depreciation  and amortization, as well as the following adjustment: a) Integration costs: Post has excluded integration costs incurred to integrate  acquired or to‐be‐acquired businesses as Post believes that these exclusions allow  for more meaningful evaluation of 8th Avenue’s current operating performance  and comparisons of 8th Avenue’s operating performance to other periods. Post  believes such costs are generally not relevant to assessing or estimating the long‐ term performance of acquired assets as part of 8th Avenue, and such costs are not  factored into management’s evaluation of potential acquisitions or its performance  after completion of an acquisition. In addition, the frequency and amount of such  charges varies significantly based on the size and timing of the acquisitions and the  maturity of the businesses being acquired. Also, the size, complexity and/or  volume of past acquisitions, which often drive the magnitude of such expenses,  may not be indicative of the size, complexity and/or volume of future acquisitions.  By excluding these expenses, management is better able to evaluate 8th Avenue’s  ability to utilize its existing assets and estimate the long‐term value that acquired  assets will generate for 8th Avenue. Furthermore, Post believes that the  adjustments of these items more closely correlate with the sustainability of 8th  Avenue’s operating performance. POST HOLDINGS 13

8th Avenue Historical Financials Reconciliation1 ($ in mm) Year Ended Year Ended Last Twelve Months Ended Sep 30 Ended Sep 30 Ended Jun 30 2016 2017 2018 Net Earnings $ 52.0 $ 43.4 $ 77.1 Income tax expense (benefit) 19.4 14.7 (16.4) Depreciation and amortization 46.4 48.6 49.3 Integration costs ‐0.20.5 Adjusted EBITDA, before estimated master services agreement and advisory fees $ 117.8 $ 106.9 $ 110.5 Estimated master services agreement and advisory fees (7.4) (7.4) (7.4) Adjusted EBITDA, including estimated master services agreement and advisory fees $ 110.4 $ 99.5 $ 103.12 ¹ This presentation does not include standalone costs and interest expense allocations. Furthermore, net earnings, interest expense and income tax expense on a standalone basis  may differ materially from this presentation.  2 Excludes anticipated cost synergies resulting from the integration of the existing private brands businesses.  POST HOLDINGS 14